Exhibit 99.1
Annex I
(Second Quarter 2026 Update, as of July 7, 2026)

The Master Trust II Portfolio

The information provided in this Annex I is an integral part of this prospectus, and is incorporated by reference into this prospectus.

General

The receivables conveyed to master trust II arise in accounts selected from the Bank Portfolio on the basis of criteria set forth in the master trust II agreement as applied on the Cut‑Off Date or, for additional accounts, as of the date of their designation.  The transferor has the right, subject to certain limitations and conditions set forth therein, to designate from time to time additional accounts and to transfer to master trust II all receivables of those additional accounts.  Any additional accounts designated must be Eligible Accounts as of the date the transferor designates those accounts as additional accounts.  See “Receivables Transfer Agreements Generally” and “Master Trust II—The Receivables” in this prospectus.

As owner of the credit card accounts, BANA retains the right to change various credit card account terms (including finance charges and other fees it charges and the required minimum monthly payment).  BANA has no restrictions on its ability to change the terms of the credit card accounts except as described in this prospectus.  See “Risk Factors—Business Risks Relating to BANA’s Credit Card Business—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  Changes in relevant law, changes in the marketplace or prudent business practices could cause BANA to change credit card account terms.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus for a description of how credit card account terms can be changed.

Economic conditions affect the performance of the receivables in master trust II.  If economic conditions were to deteriorate, the performance of the receivables in master trust II may be adversely affected.

Delinquency and Principal Charge‑Off Experience

BANA’s procedures for determining whether an account is contractually delinquent, including a description of its collection efforts with regard to delinquent accounts, are described under “BANA’s Credit Card Portfolio—Delinquencies and Collection Efforts” in this prospectus.  Similarly, BANA’s procedures for charging‑off and writing‑off accounts is described under “BANA’s Credit Card Portfolio—Charge‑Off Policy” in this prospectus.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the dates shown.  The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the date shown.  We cannot provide any assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below.

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Delinquency Experience
Master Trust II Portfolio
(Dollars in Thousands)

	At June 30,		At December 31,
	2026		2025		2024
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$14,677,270		$15,262,896		$15,887,770
Receivables Delinquent:
30‑59 Days	$55,222	0.37%	$58,397	0.39%	$62,895	0.39%
60‑89 Days	36,066	0.25	44,756	0.29	50,280	0.32
90‑119 Days	32,927	0.22	39,917	0.26	44,810	0.28
120‑149 Days	32,236	0.22	33,179	0.22	38,498	0.24
150‑179 Days	31,655	0.22	32,410	0.21	36,032	0.23
180 or More Days	0	0.00	26	*	4	*
Total	$188,106	1.28%	$208,685	1.37%	$232,519	1.46%

	At December 31,
	2023		2022		2021
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$14,258,825		$14,554,700		$14,447,103
Receivables Delinquent:
30‑59 Days	$58,393	0.40%	$47,362	0.32%	$39,362	0.26%
60‑89 Days	43,530	0.31	32,602	0.22	28,296	0.20
90‑119 Days	39,906	0.28	28,635	0.20	22,894	0.16
120‑149 Days	31,518	0.22	21,909	0.15	19,824	0.14
150‑179 Days	29,552	0.21	19,904	0.14	18,203	0.13
180 or More Days	0	0.00	0	0.00	0	0.00
Total	$202,899	1.42%	$150,412	1.03%	$128,579	0.89%

* Represents a number greater than 0.000% but less than 0.005%

The following table sets forth the principal charge‑off experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the periods shown.  Charge‑offs consist of write‑offs of principal receivables.  If accrued finance charge receivables that have been written off were included in total charge‑offs, total charge‑offs would be higher as an absolute number and as a percentage of the average of principal receivables outstanding during the periods indicated.  Average principal receivables outstanding is the average of the daily principal receivables balance during the periods indicated.  We cannot provide any assurance that the charge‑off experience for the receivables in the future will be similar to the historical experience set forth below.

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Principal Charge‑Off Experience
Master Trust II Portfolio
(Dollars in Thousands)

	Six Months Ended June 30,	Year Ended December 31,
	2026	2025	2024
Average Principal Receivables Outstanding	$14,291,484	$14,704,490	$15,255,693
Total Charge‑Offs	$204,243	$427,348	$432,431
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.86%	2.91%	2.83%
Recoveries	$40,220	$74,319	$61,541
Recoveries as a percentage of Average Principal Receivables Outstanding	0.56%	0.51%	0.40%
Net Charge‑Offs	$164,023	$353,029	$370,890
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.30%	2.40%	2.43%

	Year Ended December 31,
	2023	2022	2021
Average Principal Receivables Outstanding	$13,743,105	$13,630,779	$15,305,491
Total Charge‑Offs	$329,772	$270,501	$401,315
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.40%	1.99%	2.62%
Recoveries	$60,934	$89,469	$112,866
Recoveries as a percentage of Average Principal Receivables Outstanding	0.44%	0.66%	0.74%
Net Charge‑Offs	$268,838	$181,032	$288,449
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	1.96%	1.33%	1.88%

Total charge‑offs are total principal charge‑offs before recoveries and do not include any charge‑offs of finance charge receivables or the amount of any reductions in average daily principal receivables outstanding due to fraud, returned goods, customer disputes or other miscellaneous adjustments.

Net charge-offs are total charge-offs less recoveries on receivables in Defaulted Accounts, determined as described below.  Each month, BANA allocates amounts recovered (net of expenses) from the U.S. credit card portfolio to the Master Trust II Portfolio by dividing the total principal charge-offs for the Master Trust II Portfolio for the related calendar month by the total principal charge-offs for the U.S. credit card portfolio for the same calendar month.  Under the master trust II agreement, recoveries allocated to the Master Trust II Portfolio and transferred to Funding under the receivables purchase agreement are treated as collections of finance charge receivables.

Revenue Experience

The following table sets forth the revenue experience for the credit card accounts from finance charges, fees paid and interchange in the Master Trust II Portfolio for each of the periods shown.

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The revenue experience in the following table is calculated on a cash basis.  Yield from finance charges and fees is the result of dividing finance charges and fees by average daily principal receivables outstanding during the periods indicated.  Finance charges and fees are comprised of monthly cash collections of periodic finance charges and other credit card fees including interchange.

Revenue Experience
Master Trust II Portfolio
(Dollars in Thousands)

	Six Months Ended June 30,	Year Ended December 31,
	2026	2025	2024
Finance Charges and Fees	$1,339,657	$2,843,197	$3,046,866
Yield from Finance Charges and Fees	18.75%	19.34%	19.97%

	Year Ended December 31,
	2023	2022	2021
Finance Charges and Fees	$2,643,173	$2,467,633	$2,741,043
Yield from Finance Charges and Fees	19.23%	18.10%	17.91%

The yield on a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the receivables, the amount of fees, changes in the delinquency rate on the receivables, the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges, and the percentage of credit card accounts bearing finance charges at promotional rates.  See “Risk Factors” in this prospectus.

The revenue from periodic finance charges and fees—other than annual fees—depends in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months—as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases—and upon other credit card related services for which the cardholder pays a fee.  Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts.  Accordingly, revenue will be affected by future changes in the types of charges and fees assessed on the accounts and on the types of additional accounts added from time to time.  These revenues could be adversely affected by future changes in fees and charges assessed by BANA and other factors.  See “BANA’s Credit Card Activities” in this prospectus.

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Principal Payment Rates

The following table sets forth the highest and lowest cardholder monthly principal payment rates for the Master Trust II Portfolio during any month in the periods shown and the average cardholder monthly principal payment rates for all months during the periods shown, in each case calculated as a percentage of total beginning monthly account principal balances during the periods shown.  Principal payment rates shown in the table are based on amounts which are deemed payments of principal receivables with respect to the accounts.

Cardholder Monthly Principal Payment Rates
Master Trust II Portfolio

	Six Months Ended June 30,	Year Ended December 31,
	2026	2025	2024	2023	2022	2021
Lowest Month	25.47%	24.94%	24.93%	24.22%	24.50%	20.66%
Highest Month	27.97%	28.87%	27.90%	27.53%	28.25%	28.67%
Monthly Average	27.21%	26.91%	26.65%	25.98%	26.75%	25.22%

BANA’s billing and payment procedures are described under “BANA’s Credit Card Portfolio—Billing and Payments” in this prospectus.  We cannot provide any assurance that the cardholder monthly principal payment rates in the future will be similar to the historical experience set forth above.  In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders.

Funding, as transferor, has the right, subject to certain limitations and conditions, to designate certain removed credit card accounts and to require the master trust II trustee to reconvey all receivables in those removed credit card accounts to the transferor.  Once an account is removed, receivables existing or arising under that credit card account are not transferred to master trust II.

The Receivables

As of the beginning of the day on July 1, 2026:

•	the Master Trust II Portfolio included $14,333,396,314 of principal receivables and $343,873,565 of finance charge receivables;

•	the credit card accounts had an average principal receivable balance of $3,053 and an average credit limit of $19,754;

•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 15.9%;

•	the average age of the credit card accounts was approximately 315 months; and

•	cardholders whose accounts are included in the Master Trust II Portfolio had billing addresses in all 50 States, the District of Columbia and Puerto Rico.

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Additionally:

•	with regard to statements prepared for cardholders as of July 1, 2026, 5.09% of accounts had cardholders that made the minimum payment under the terms of the related credit card agreement; and

•	with regard to statements prepared for cardholders as of July 1, 2026, 22.75% of accounts had cardholders that paid their full balance under the terms of the related credit card agreement.

The following tables summarize the Master Trust II Portfolio by various criteria as of the beginning of the day on July 1, 2026.  Because the future composition of the Master Trust II Portfolio may change over time, neither these tables nor the information above describe the composition of the Master Trust II Portfolio at any future time.  If the composition of the Master Trust II Portfolio changes over time, noteholders will not be notified of such change.  See “Risk Factors—Business Risks Relating to BANA’s Credit Card Business—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  However, monthly reports containing information on the notes and the collateral securing the notes will be filed with the SEC.  See “Where You Can Find More Information” in this prospectus for information as to how these reports may be accessed.

Composition by Account Balance
Master Trust II Portfolio

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Credit Balance	129,516	2.8%	$(34,867,678)	(0.2)%
No Balance	1,528,046	32.6	0	0.0
$ .01‑$ 5,000.00	2,174,525	46.2	2,653,026,514	18.1
$ 5,000.01‑$10,000.00	382,667	8.2	2,748,487,954	18.7
$10,000.01‑$15,000.00	190,688	4.1	2,340,533,649	15.9
$15,000.01‑$20,000.00	118,729	2.5	2,059,669,321	14.0
$20,000.01‑$25,000.00	76,682	1.6	1,718,027,058	11.7
$25,000.01 or More	93,453	2.0	3,192,393,061	21.8
Total	4,694,306	100.0%	$14,677,269,879	100.0%

Composition by Credit Limit
Master Trust II Portfolio

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Less than or equal to $ 5,000.00	486,215	10.4%	$333,828,788	2.3%
$ 5,000.01 ‑ $ 10,000.00	669,716	14.3	1,062,965,820	7.2
$ 10,000.01 ‑ $ 15,000.00	788,343	16.8	1,563,593,363	10.7
$ 15,000.01 ‑ $ 20,000.00	790,689	16.8	2,001,581,777	13.6
$ 20,000.01 ‑ $ 25,000.00	681,648	14.5	2,487,760,932	16.9
$ 25,000.01 or More	1,277,695	27.2	7,227,539,199	49.3
Total	4,694,306	100.0%	$14,677,269,879	100.0%

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Composition by Period of Delinquency
Master Trust II Portfolio

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not Delinquent	4,633,160	98.5%	$14,245,277,438	97.1%
Up to 29 Days	39,921	0.9	243,886,913	1.7
30 to 59 Days	7,961	0.2	55,221,554	0.4
60 to 89 Days	4,129	0.1	36,065,956	0.2
90 to 119 Days	3,414	0.1	32,926,819	0.2
120 to 149 Days	2,966	0.1	32,235,934	0.2
150 to 179 Days	2,755	0.1	31,655,265	0.2
180+ Days	0	0.0	0	0.0
Total	4,694,306	100.0%	$14,677,269,879	100.0%

Composition by Account Age
Master Trust II Portfolio

Account Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not More than 6 Months	0	0.0%	$0	0.0%
Over 6 Months to 12 Months	0	0.0	0	0.0
Over 12 Months to 24 Months	0	0.0	0	0.0
Over 24 Months to 36 Months	0	0.0	0	0.0
Over 36 Months to 48 Months	0	0.0	0	0.0
Over 48 Months to 60 Months	0	0.0	0	0.0
Over 60 Months to 72 Months	0	0.0	0	0.0
Over 72 Months	4,694,306	100.0	14,677,269,879	100.0
Total	4,694,306	100.0%	$14,677,269,879	100.0%

Geographic Distribution of Accounts
Master Trust II Portfolio

State	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
California	627,958	13.4%	$1,943,524,298	13.2%
Florida	399,795	8.5	1,229,697,493	8.4
Texas	332,296	7.1	1,199,904,386	8.2
New York	253,738	5.4	799,525,284	5.4
Pennsylvania	208,208	4.4	573,992,312	3.9
New Jersey	187,325	4.0	612,715,808	4.2
Georgia	174,627	3.7	590,002,137	4.0
Virginia	163,485	3.5	527,768,430	3.6
North Carolina	162,469	3.5	514,907,826	3.5
Massachusetts	151,767	3.2	483,349,367	3.3
Other	2,032,638	43.3	6,201,882,538	42.3
Total	4,694,306	100.0%	$14,677,269,879	100.0%

Since the largest number of cardholders (based on billing address) whose accounts were included in master trust II as of the beginning of the day on July 1, 2026 were in California, Florida, Texas and

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New York, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the notes.

FICO.  The following table sets forth the FICO®1  scores on the accounts in the Master Trust II Portfolio, to the extent available, as refreshed during the six-month period ended on July 1, 2026.  Receivables, as presented in the following table, are determined as of July 1, 2026.  A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess credit risk.  FICO scores may change over time, depending on the conduct of the debtor and changes in credit score technology.  Because the future composition and product mix of the Master Trust II Portfolio may change over time, this table is not necessarily indicative of the composition of the Master Trust II Portfolio at any specific time in the future.

Data from an independent credit reporting agency, such as FICO score, is one of several factors that, if available, will be used by BANA in its credit scoring system to assess the credit risk associated with each applicant.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus.  At the time of account origination, BANA will request information, including a FICO score, from one or more independent credit bureaus.  FICO scores may be different from one bureau to another.  For some cardholders, FICO scores may be unavailable.  FICO scores are based on independent third party information, the accuracy of which cannot be verified.

The table below sets forth refreshed FICO scores from a single credit bureau as of the beginning of the day on July 1, 2026.

Composition by FICO Score
Master Trust II Portfolio

FICO Score	Receivables	Percentage of Total Receivables
Over 720	$10,547,667,327	72.0%
661‑720	3,147,884,834	21.4
601‑660	593,672,367	4.0
Less than or equal to 600	279,306,877	1.9
Unscored	108,738,474	0.7
TOTAL	$14,677,269,879	100.0%

FICO scores for the portfolio are refreshed, a portion of the portfolio at a time, on a rolling, periodic basis.  BANA uses the TransUnion FICO Risk Score Classic 08 model to determine FICO scores.

A “refreshed” FICO score means the FICO score determined by TransUnion during the six‑month period ended July 1, 2026.

A credit card account that is “unscored” means that a FICO score was not obtained for such account during the six‑month period ended July 1, 2026.

1 FICO® is a federally registered servicemark of Fair Isaac Corporation.

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